EFFECTIVE AUGUST 23 RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 30, 2004
                                                        ------------------

                                 Donnkenny, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)

        Delaware                     0-21940                     51-0228891
        --------                     -------                     ----------
(State or jurisdiction of          (Commission                (I.R.S. Employer
      incorporation)                File No.)                Identification No.)

                        1411 Broadway, New York, NY 10018
                        ---------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 790-3900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former Name of Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

      As previously disclosed, the Company and its operating subsidiaries are parties to a Credit Agreement with CIT/Commercial Services (the "Lender"). The Credit Agreement provides the Company with a $65 million facility comprised of a revolver with sub limits for direct borrowings, letters of credit and certain overadvances.

      As of September 30, 2004, the Company is not in compliance with its quarterly financial covenants. Through an Amendment and Waiver Agreement dated October 1, 2004, the Lender agreed to waive the Company's non-compliance with its quarterly financial covenants. This Amendment and Waiver Agreement, amends the financial covenants to provide that these covenants will be evaluated by the Lender monthly rather than quarterly beginning October 31, 2004.

      In connection with the Lender's waiver of the non-compliance with the Credit Agreement, the Company has agreed to provide the Lender with the Company's financial and business plan for fiscal 2005. The Company is dependant upon its Lender to review and approve its annual business plan to fund its operations during the year. Absent continued support by the Lender, including the approval of the 2005 fiscal plan, the Company will be left with inadequate working capital.

Section 8 - Other Events

Item 8.01 Other Events

      In addition to continuing to work with its Lender, the Company has engaged the services of the consulting firm of Marketing Management Group Inc. to explore, under the direction of a Special Committee of the Company's Board of Directors and management, strategic alternatives up to and including the possible sale of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DONNKENNY, INC.


                                                     By: /s/ Daniel H. Levy
                                                         -----------------------
                                                         Daniel H. Levy
                                                         Chief Executive Officer

Date: October 1, 2004